UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

SOCIETY PASS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	001-41037	83-1019155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 S. Carson Street, Suite 200 Carson City, Nevada 89701

(Address of principal executive offices)

(+65) 6518-9382

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOPA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Explanatory Note

On July 7, 2022 (the “Closing Date”), Society Pass Incorporated (the “Company”), through its wholly-owned subsidiary, Thoughtful Media Group Incorporated, a Nevada corporation (the “Buyer"), acquired from AdActive Media Group, Inc., a Delaware corporation (the “Seller”), (i) all of the outstanding capital stock of AdActive Media CA, Inc., a California corporation (the “CA Sub”), and (ii) 99.75% of all of the outstanding capital stock of Thoughtful Thailand Limited, a Thailand corporation (the “Thailand Sub and, together with the CA Sub, the “Acquired Subsidiaries”).

This Form 8-K/A amends Items 9.01 (a) and 9.01(b) of the Initial Filing to provide the audited and pro forma financial information required by Item 9.01 of Form 8-K that was previously omitted from the Initial Filing as permitted by Items 9.01(a)(3) and 9.01(b)(2). This Form 8-K/A does not amend any other item of the Initial Filing and all other information previously reported in or filed with the Initial Report is hereby incorporated by reference to this Form 8-K/A.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and the Acquired Subsidiaries would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Acquisition.

Item 8.01 Other Events

On September 13, 2022, SOPA issued a press release announcing the matters described in the Explanatory Note of this report, a copy of which is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

AdActive Media, Inc. (United States business) audited combined consolidated financial statements for the years ended December 31, 2021 and 2020 and unaudited combined condensed consolidated financial statements for the three months ended March 31, 2022 and 2021 are attached hereto as Exhibit 99.1.

Thoughtful Thailand Limited audited consolidated financial statements for the years ended December 31, 2021 and 2020 and unaudited financial statements for the three months ended March 31, 2022 and 2021 are attached hereto as Exhibit 99.2.

 (b) Pro forma financial information.

Unaudited pro forma condensed combined financial statements and explanatory notes for Society Pass Incorporated as of March 31, 2022, for the three months ended March 31, 2022 and for the year ended December 31, 2021 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

Exhibit

Number	Description
99.1	AdActive Media Inc. (United States business) audited combined consolidated financial statements for the years ended December 31, 2021 and 2020 and unaudited combined condensed consolidated financial statements for the three months ended March 31, 2022 and 2021.
99.2	Thoughtful Thailand Limited audited consolidated financial statements for the years ended December 31, 2021 and 2020 and unaudited financial statements for the three months ended March 31, 2022 and 2021.
99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for Society Pass Incorporated as of March 31, 2022, for the three months ended March 31, 2022 and for the year ended December 31, 2021.
99.4	Press Release, dated September 15, 2022.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Society Pass Incorporated

Date: September 15, 2022	By:	/s/ Dennis Nguyen
	Name:	Dennis Nguyen
	Title:	Chief Executive Officer

4